UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2017

HUBBELL INCORPORATED
(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut		06484
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (475) 882-4000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 2, 2017, Hubbell Incorporated (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). The following are the voting results on the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Definitive Proxy Statement filed with the Securities and Exchange Commission on March 15, 2017 in connection with the Annual Meeting.
PROPOSAL 1 - Election of directors to serve until the annual meeting of shareholders of the Company in 2018 and until their respective successors have been duly elected and qualified:

NOMINEE	AFFIRMATIVE VOTES	NEGATIVE VOTES	BROKER NON-VOTES

Carlos M. Cardoso	44,248,374	541,768	5,660,622

Anthony J. Guzzi	43,598,475	1,191,667	5,660,622

Neal J. Keating	43,674,956	1,115,186	5,660,622

John F. Malloy	44,107,911	682,231	5,660,622

Judith F. Marks	43,824,309	965,833	5,660,622

David G. Nord	43,724,353	1,065,789	5,660,622

John G. Russell	43,897,555	892,587	5,660,622

Steven R. Shawley	44,308,833	481,309	5,660,622

Richard J. Swift	37,209,085	7,581,057	5,660,622

PROPOSAL 2 - The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2017:

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON-VOTES

50,188,985	238,827	22,952	—

PROPOSAL 3 - Approval, by non-binding vote, of the compensation of the Company’s Named Executive Officers (“Say on Pay”):

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON-VOTES

43,652,799	960,831	176,512	5,660,622

PROPOSAL 4 - Recommendation, by non-binding vote, on the frequency with which executive compensation will be subject to a shareholder advisory vote (“Say When on Pay”):

1 YEAR	2 YEARS	3 YEARS	ABSTAINED VOTES	BROKER NON-VOTES

39,798,376	93,598	4,721,507	176,661	5,660,622

Pursuant to the foregoing votes, the nine nominees listed above were elected to serve on the Company’s Board of Directors, and Proposals 2 and 3 were approved. For Proposal 4, the option of 1 year as the frequency with which executive compensation would be subject to an advisory vote received the highest number of votes.
Accordingly, the Board of Directors, consistent with its recommendation and the voting results on this advisory proposal, has determined to present shareholders with the opportunity to cast an advisory vote on executive compensation every 1 year.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hubbell Incorporated

May 5, 2017	By:	/s/ An-Ping Hsieh

Name: An-Ping Hsieh
Title: Senior Vice President, General Counsel & Secretary